                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                              PRINCIPALS AGREEMENT

         This Principals  Agreement (this  "AGREEMENT") is made and entered into as of the 5th day of October,  2005,  by and among New Century  Equity  Holdings
Corp., a Delaware corporation  ("NCEH"),  Gary Shugrue,  Constantine L. Catsavis
and Timothy Holmes (referred to herein,  collectively,  as the "PRINCIPALS" and, individually,  as a "PRINCIPAL"),  ACP Investments LP (d/b/a  Ascendant  Capital
Partners),  a Delaware limited  partnership  ("ASCENDANT") and the other parties executing this Agreement (NCEH, the Principals,  Ascendant and the other parties to this Agreement being referred to herein as the "PARTIES").

                                   WITNESSETH:

         WHEREAS, NCEH and Ascendant are parties to that certain Revenue Sharing
Agreement  dated as of the date hereof  (such  Agreement as it may be amended or supplemented from time to time, the "REVENUE SHARING AGREEMENT");

         WHEREAS,  each of the  Principals  is employed as an executive  by, and holds or controls a limited partnership interest in, Ascendant; and

         WHEREAS,  the Parties  hereto  wish to provide  for certain  rights and obligations of the Parties hereto as provided herein;

         NOW,  THEREFORE,  in  consideration  of the  premises and of the mutual covenants and  agreements of the Parties  herein  contained,  the Parties hereto hereby agree as follows:

Section 1.   DEFINITIONS.

      1.1. "APPLICABLE  PERCENTAGE" shall have the meaning given to that term in the Revenue Sharing Agreement.

      1.2.  "AUM"  shall  have the  meaning  given to that  term in the  Revenue
Sharing Agreement.

      1.3.  "BUSINESS  DAY" shall mean any day except a Saturday,  a Sunday or a day on which  banks in the State of Texas are  required or  permitted  by law to close.

      1.4.  "FAIR  MARKET  VALUE OF  ASCENDANT"  shall mean the cash price in an arms' length transaction,  with neither party under a time constraint to sell or buy, that a strategically-motivated and financially able buyer would pay for all of the equity interests in Ascendant.

      1.5.  "FUNDS"  shall have the  meaning  given to that term in the  Revenue
Sharing Agreement.

      1.6.  "NCEH EVENT OF DEFAULT" shall have the meaning given to that term in the Revenue Sharing Agreement.

      1.7.  "PARTNERSHIP  AGREEMENT"  shall mean the Second Amended and Restated
Agreement of Limited  Partnership of Ascendant  entered into as of December 2004 as the same is in effect on the date of this Agreement.

      1.8.  "PRINCIPAL  EVENT OF  DEFAULT"  shall  mean,  with  respect  to each
Principal, the occurrence at any time of any one of the following:

            (a) such  Principal  ceases to provide  services to Ascendant as his principal business activity;

            (b) such Principal ceases to be a full time employee of Ascendant;

            (c) such Principal is convicted of a felony;

            (d) such Principal,  other than in connection with such  Principal's engagement with and for the benefit of Ascendant, directly or indirectly, either individually  or as a principal,  partner,  member,  manager,  agent,  employee, employer,  consultant,  independent contractor,  stockholder,  joint venturer or investor,  or as a director  or officer of any  corporation,  limited  liability company,  partnership  or other  entity,  or in any  other  manner  or  capacity whatsoever,  on its own  behalf or for  others,  while  employed  by  Ascendant, engages in, assists or has any active interest in, any business that operates as or advises or manages a hedge fund, private investment fund,  investment company or other  collective  investment  vehicle or any other  entity  that  invests in securities  or  that  otherwise  directly  or  indirectly  competes  with  or is substantially similar to the business conducted by Ascendant, PROVIDED that this clause (d) shall not be construed to include the mere ownership by the Principal of less than two percent (2%) of the  outstanding  securities of any corporation that is publicly  traded on a U.S. or foreign  national  securities  exchange or through NASDAQ; or

            (e) Ascendant  ceases normal  business  operations or engages in any effort to close the Funds.

      1.9.  "PRINCIPAL  INTEREST" shall mean, with respect to any Principal,  at any time,  the entire  limited  partnership  interest in  Ascendant  directly or indirectly  owned  or  controlled  at  such  time  by any  one or  more  of such
Principal, the spouse or any sibling of such Principal, any lineal descendant or ancestor of such Principal, spouse or sibling or any trust for the benefit of or entity owned or controlled by any of the foregoing.

      1.10.  "REVENUE INTEREST" shall have the meaning given to that term in the
Revenue Sharing Agreement.

Section 2.   SALE AND PURCHASE OF DEFAULTING PRINCIPAL INTEREST.

      2.1. RIGHT TO ACQUIRE DEFAULTING PRINCIPAL INTEREST.  If at any time (a) a
Principal  Event of  Default  has  occurred  with  respect to a  Principal  (the
"DEFAULTING  PRINCIPAL"),  (b) no NCEH  Event of  Default  has  occurred  and is continuing  and  (c) the  Applicable  Percentage  with  respect  to the  Revenue
Interest is greater  than ten percent  (10%),  then NCEH shall have the right at any time for sixty days after the Defaulting Principal acknowledges the Event of

Default to  exercise  its  rights  under this  Section  2.1 with  respect to the
Principal  Interest  of the  Defaulting  Principal  (the  "DEFAULTING  PRINCIPAL
INTEREST") by giving written  notice of exercise (the "EXERCISE  NOTICE") to the
Defaulting Principal and the other Principals (the "NON-DEFAULTING  PRINCIPALS")
(the date on which the Exercise  Notice is given being referred to herein as the
"EXERCISE DATE"). Upon giving the Exercise Notice, (i) NCEH shall have the right to  purchase  all of the  Defaulting  Principal  Interest  (except to the extent purchased  by  Non-Defaulting  Principals  as  provided  below) on the terms and conditions set forth herein and (ii) each of the Non-Defaulting Principals shall have the  right to elect to  purchase  up to a  portion  of the  balance  of the
Defaulting  Principal Interest that exceeds an amount (the "NCEH MINIMUM SHARE")
equal  to  the  Defaulting  Principal  Interest  multiplied  by  the  Applicable
Percentage of the Revenue Interest as of the time the Principal Event of Default occurred,  equal to the proportion of such balance in excess of the NCEH Minimum
Share  that its  Principal  Interest  bears to the  Principal  Interests  of all
Non-Defaulting  Principals (each a "PRINCIPAL  SHARE"), by giving written notice of such election (an  "ELECTION  NOTICE") to NCEH and the other  Principals  not later than the date that is eleven (11) Business  Days after the Purchase  Price is finally  determined  as provided in Section 2.3 (such date being  referred to herein as the "ELECTION  TERMINATION DATE" and the Principals giving an Election
Notice in  accordance  with the  provisions  of this Section  being  referred to herein as the "ELECTING PRINCIPALS").

      2.2.  SUSPENSION  OF  DISTRIBUTIONS.  From and  after the  Exercise  Date,
Ascendant shall make no distributions to the Defaulting  Principal in respect of the Defaulting  Principal  Interest and shall segregate from its other funds and hold for  disbursement  as provided  in this  Agreement  an amount  equal to the aggregate of all cash and the fair market value of all property  that would (but for this Section) be distributable to the Defaulting Principal in respect of the
Defaulting   Principal   Interest  after  the  Exercise  Date  (the   "SUSPENDED
DISTRIBUTIONS").  The Suspended Distributions and any income of Ascendant giving rise thereto shall not be considered in any  determination of the Purchase Price under Section 2.3 hereof.

      2.3. PURCHASE PRICE. The purchase price for which the Defaulting Principal
Interest or any portion  thereof  shall be purchased  pursuant to this Section 2
(the "PURCHASE PRICE") shall be determined as follows:

          (a) If AUM is less  than or  equal  to  $50,000,000  at the  time  the
Exercise Notice is given: (i) the Purchase Price shall be $1,000 for each 10% of the  aggregate  interests in Ascendant  purchased,  pro rated for any  interests purchased  that are less than 10% of the  aggregate  interests in Ascendant  and
(ii) for purposes of this Agreement,  the Purchase Price shall be deemed to have been finally determined as of the Exercise Date.

          (b) If AUM is greater  than  $50,000,000  at the  Exercise  Date,  the
Purchase  Price  shall  be  determined  by  mutual  agreement  of  NCEH  and the
Defaulting  Principal  or, if they have not  agreed on a Purchase  Price  within seven (7) Business Days after the Exercise  Date,  either NCEH or the Defaulting
Principal  may give written  notice to the other and to the Electing  Principals that it  wishes  to  submit  the  determination  of  Purchase  Price to  binding arbitration as provided herein (an "ARBITRATION  NOTICE").  Not later than seven
(7) Business  Days after an  Arbitration  Notice is given,  each of NCEH and the
Defaulting  Principal  shall give to the other and to the Electing  Principals a written notice setting forth its proposal for the Fair Market Value of Ascendant as of the date of the Principal  Event of Default (the  "PROPOSED  VALUE") to be
used in the  arbitration as described below (each a "VALUE  NOTICE").  After the

Value Notices are given, NCEH may withdraw the Exercise Notice by giving written notice to the Electing  Principals and the  Defaulting  Principal not later than three (3) Business Days after the Defaulting  Principal's Value Notice is given, in which event no purchase and sale shall be held with respect to such  Exercise
Notice and for all purposes the terms and provisions of this Agreement  shall be construed  and applied as though such Exercise  Notice had never been given.  If
NCEH has not  withdrawn  the Exercise  Notice in  accordance  with the preceding sentence,  the determination of the Purchase Price shall be submitted to binding arbitration  before a single  arbitrator  who is experienced in the valuation of businesses  of  the  type  conducted  by  Ascendant  selected  by  the  American
Arbitration Association (the "AAA").

          (c) The  arbitration  referred to in Section 2.3(b) shall be conducted in Dallas, Texas in accordance with the Commercial  Arbitration Rules of the AAA except  that the scope of the  arbitrator's  authority  is  limited as set forth herein. The arbitrator's award shall be limited to the selection of whichever of the two  Proposed  Values  more  fairly  represents  the  Fair  Market  Value of
Ascendant as of the date of the Principal  Event of Default  (without  regard to any Suspended  Distributions or any income of Ascendant giving rise thereto) and the arbitrator shall not be permitted to make, and such award shall not contain, any other  determination  of the Fair Market Value of  Ascendant  apart from the selection  of one of the two Proposed  Values.  The  arbitrator  shall issue his award in writing and shall send a copy of the award to NCEH and each  Principal.
The Purchase Price for each 10% of the aggregate interests in Ascendant shall be an amount equal to 10% of the Proposed  Value  selected by the arbitrator as set forth in the arbitrator's  award, pro rated for any interests purchased that are less than 10% of the aggregate  interests in  Ascendant.  The  arbitrator  shall issue his award as  described  above as promptly  as possible  (and in any event will  endeavor  to do within 30 days)  after the  appointment  thereof,  and the arbitrator's  determination  shall be  conclusive  and  binding  on the  Parties hereto.  All fees and  expenses  of the  arbitration  shall be borne  50% by the
Defaulting  Principal  and  50%  collectively  by NCEH  and  the  Non-Defaulting
Principals  who purchase  portions of the  Defaulting  Principal  Interest  (the
"PURCHASERS"),  except  that the  Defaulting  Principal  on the one hand and the
Purchasers  on the other  hand  shall  each bear  their own  counsel  fees.  The
Purchasers  shall be  represented  by counsel  chosen by NCEH and shall bear the fees and disbursements of such counsel and the other expenses of the arbitration to be borne by the  Purchasers in proportion to the interests to be purchased by them.

     2.4. CLOSING.

          (a)  The  purchase  of the  Defaulting  Principal  Interest  from  the
Defaulting  Principal  under this  Section 2 shall take place at a closing  (the
"CLOSING")  to be held at such place and time as are  specified  in the Exercise
Notice,  which  time shall be not less than  seven (7)  Business  Days after the
Exercise  Date,  or at such other place and time as may be agreed to by NCEH and the Defaulting  Principal.  At the Closing, (i) NCEH and each Electing Principal that has given an Election  Notice prior to the Closing  (each a  "PARTICIPATING
PRINCIPAL") shall pay the Purchase Price for the interest purchased by it to the
Defaulting Principal by wire transfer of immediately  available funds (with NCEH purchasing any portion of the Defaulting Principal Interest not purchased by the
Participating  Principals),  (ii)  Ascendant  shall  pay to each of NCEH and the
Participating  Principals  an  amount  equal  to  a  portion  of  the  Suspended
Distributions  in the  proportion  that the amount of the  Defaulting  Principal
Interest purchased by it bears to the entire Defaulting Principal Interest,  and
(iii) the Parties to this Agreement shall execute and deliver such documents and instruments  as may be necessary or  appropriate to effect the purchase and sale of all or portions of the Defaulting  Principal Interest in accordance with this
Agreement and to reflect the admission of NCEH as a limited partner of Ascendant and the  interests  of NCEH and the other  partners of  Ascendant  after  giving effect to such purchases and sales.

          (b) If the  Purchase  Price is subject to  arbitration  as provided in
Section 2.3 and the amount  thereof has not been finally  determined at the time of the Closing,  the Closing shall be held as described in Section 2.4(a) except that in lieu of the  payment  described  in  clause  (i)  thereof,  NCEH and the
Participating  Principals  shall pay on account of the Purchase  Price an amount equal to the  Proposed  Value set  forth in  NCEH's  Value  Notice  and,  if the arbitrator's award results in a Purchase Price in excess of such Proposed Value,
NCEH and each  Participating  Principal  shall pay the excess  allocable  to the interest  purchased  by it to the  Defaulting  Principal  by  wire  transfer  of immediately  available  funds not later  than five (5)  Business  Days after the award is issued.

          (c) If any of the Non-Defaulting  Principals has not given an Election
Notice  and has not  advised  NCEH in  writing  that it will  not be  giving  an
Election Notice by the date of the Closing (a "NON-PARTICIPATING PRINCIPAL") and such  Non-Participating  Principal  gives an Election  Notice in accordance with this Agreement after the Closing, NCEH shall transfer to such  Non-Participating
Principal a portion of the interest  purchased  by NCEH at the Closing  equal to the portion of the  Defaulting  Principal  Interest  that the  Non-Participating
Principal  validly elected to purchase upon such  Non-Participating  Principal's payment  to NCEH in  immediately  available  funds  of an  amount  equal  to the
Purchase Price for the interest so  transferred.  Such transfer shall take place after the  Purchase  Price is  finally  determined,  but not later than five (5)
Business Days after the later of the date such Non-Participating Principal gives his Election Notice and the date the Purchase Price is finally determined.  Upon such transfer,  the  transferee  shall also reimburse NCEH (or pay directly) the transferee's share of any arbitration costs, NCEH shall pay to the transferee an amount equal to a pro rata portion of the Suspended  Distributions  paid to NCEH at the Closing,  based on the amount of the interest so  transferred as compared with the  interest  acquired  by NCEH at the  Closing,  and the  Parties to this
Agreement  shall execute and deliver such  documents and  instruments  as may be necessary or appropriate to reflect such transfer and the interests of the other partners of Ascendant after giving effect thereto.

          (d) If by the Election  Termination Date any Non-Defaulting  Principal
has not given an Election  Notice or has given an Election  Notice for less than its Principal  Share of the  Defaulting  Principal  Interest (the excess of such
Non-Defaulting  Principal's  Principal  Share  over the amount the amount of the
Defaulting  Principal  Interest it validly  elected to purchase,  if any,  being referred  to  herein as the  "EXCESS  INTEREST")  and the  other  Non-Defaulting
Principal (the "OTHER  PRINCIPAL")  has given a valid and timely Election Notice for its full Principal  Share, the Other Principal shall be entitled to elect to purchase  (in  addition  to its  Principal  Share) up to a portion of the Excess
Interest that equals the Excess Interest  multiplied by a fraction the numerator of which equals the Other  Principal's  Principal  Share and the  denominator of which  equals  the sum of the Other  Principal's  Principal  Share plus the NCEH
Minimum Share. The rights of the Other Principal under this Section 2.4(d) shall be  exercisable by giving written notice of exercise to NCEH and, if the Closing has not yet  occurred,  to the  Defaulting  Principal,  not later than three (3)
Business Days after the Election  Termination  Date. The purchase of the portion of the  Defaulting  Principal  Interest that the Other  Principal has elected to purchase in  accordance  with this Section  2.4(d) shall be made either from the
Defaulting Principal at the Closing in accordance with Section 2.4(a) or, if the
Closing has already  occurred at the time such  election is made,  from NCEH not later than three (3) Business Days after such election is made and otherwise for the purchase price and on other terms set forth in Section 2.4(c).

Section 3.    RIGHT OF FIRST REFUSAL.

          3.1. LIMITATION ON TRANSFERS. For as long as the Applicable Percentage with  respect to the Revenue  Interest is greater  than ten  percent  (10%),  no
Principal  shall sell,  assign or otherwise  transfer (each a "TRANSFER") all or any portion of its Principal  Interest (the "OFFERED  INTEREST") unless (A) such
Transfer (i) is to a transferee  to which a Transfer is permitted by clause (a),
(b),  (c) or (d) of Section  12.2 of the  Partnership  Agreement or (ii) is made pursuant to Article XIII of the Partnership Agreement or (B) such Principal (the
"SELLER") has received a bona fide written offer (the  "PURCHASE  OFFER") from a purchaser  (the  "PURCHASER")  to purchase  the Offered  Interest for a purchase price  (the  "OFFER  PRICE")  which  offer  shall be in  writing  signed  by the
Purchaser  and shall be  irrevocable  for a period  ending  no  sooner  than the business day following the Offer Period (as herein defined) and the Seller first offers to sell the Offered Interest pursuant to the terms of this Section 3.

          3.2. OFFER NOTICE. Prior to making any Transfer that is subject to the terms of this  Section  3, the  Seller  shall give to NCEH and each of the other
Principals written notice (the "OFFER NOTICE") which shall include a copy of the
Purchase  Offer and an offer (the "FIRM OFFER") to sell the Offered  Interest to
NCEH and the other Principals (the "OFFEREE PRINCIPALS" and, together with NCEH, the "OFFEREES")  and for the Offer Price,  payable in accordance with terms that are the same as (or more favorable to the Offerees than) those  contained in the
Purchase Offer, provided that the Firm Offer shall be made without regard to the requirement  of any earnest money or similar  deposit  required of the Purchaser prior to closing,  and without  regard to any  security  (other than the Offered
Interest) to be provided by the Purchaser for any deferred  portion of the Offer
Price.

          3.3. OFFER PERIOD.  The Firm Offer shall be  irrevocable  for a period
(the "OFFER PERIOD")  ending at 11:59 P.M. local time at NCEH's  principal place of business on the forty-fifth  (45th) day following the day the Offer Notice is given.

          3.4.  ACCEPTANCE OF FIRM OFFER.  Not later than thirty (30) days after the Offer Notice is given, NCEH shall have the right to accept the Firm Offer as to not more than a portion of the Offered Interest equal to the Offered Interest multiplied by the Applicable  Percentage of the Revenue  Interest as of the time the Offer Notice is given by giving  written  notice of such  acceptance  to the
Seller and each other Offeree.  Thereafter, until not later than forty (40) days after the Offer Notice is given,  each of the Offeree  Principals shall have the right to accept  the Firm Offer as to a portion  of the  balance of the  Offered
Interest not accepted by NCEH, up to the  proportion  thereof that its Principal
Interest bears to the Principal Interests of all Offeree Principals,  or in such other  proportions  among the Offeree  Principals  as they may agree,  by giving written notice of such  acceptance to the Seller and each other Offeree.  If the
Firm  Offer  has not been  accepted  in full in  accordance  with the  foregoing provisions,  NCEH  shall  have the  right  to  accept  the Firm  Offer as to the remaining  balance of the  Offered  Interest  by giving  written  notice of such acceptance  to the Seller and each other  Offeree  not later than the end of the
Offer Period.  If Offerees do not accept the Firm Offer as to all of the Offered
Interest during the Offer Period,  the Firm Offer shall be deemed to be rejected in its entirety.

     3.5. CLOSING OF PURCHASE PURSUANT TO FIRM OFFER. In the event that the Firm
Offer is accepted,  the closing of the sale of the Offered  Interest  shall take place within thirty (30) days after the Firm Offer is accepted or, if later, the date of closing set forth in the Purchase  Offer.  The Seller and all  Accepting
Offerees  shall execute such  documents and  instruments  as may be necessary or appropriate to effect the sale of the Offered Interest  pursuant to the terms of the Firm Offer and this  Section 3 and to reflect the  admission  of NCEH or its designee as a limited  partner of Ascendant (if it is an Accepting  Offeree) and the  interests  therein  of  NCEH or its  designee  and the  other  partners  of
Ascendant after giving effect to such sale.

     3.6. NOT APPLICABLE TO NEW EQUITY ISSUANCES. The provisions of this Section
3 shall not apply to the issuance by Ascendant of limited partnership  interests therein that are not connected to a Transfer.

Section 4.        PARTNERSHIP AGREEMENT PROVISIONS SUPERCEDED.

         The  Parties  hereto  hereby  agree  that  the  rights  of NCEH and the
Principals to acquire  Principal  Interests  under this Agreement  supercede and take  precedence  over the rights of first refusal and any other rights that may be inconsistent  with this Agreement  granted to partners of Ascendant under the
Limited Partnership  Agreement thereof as it may be in effect from time to time, all of which are subject to the rights  granted  under this  Agreement,  and all
Principal  Interests  purchased and sold hereunder shall be transferred free and clear of any and all rights of any other Party to acquire such  interests or any diminution in or other  adjustment of such interests,  under Article XIII of the
Partnership Agreement or otherwise.

Section 5.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF PRINCIPALS.

     5.1. Each of the Principals  hereby represents and warrants to NCEH that to the best of his  knowledge all of the  representations  and  warranties  made by
Ascendant in the Revenue Sharing Agreement are true and correct.

     5.2. Each of the  Principals  hereby  represents  and warrants to NCEH that during the last five years:

          (a) No petition  under any Federal or state  insolvency  or bankruptcy law has been  filed by or  against  him,  nor has a  receiver,  fiscal  agent or similar  officer been  appointed by a court for any business or property of his, any partnership in which was a general partner at or within two years before the time of such filing, or any corporation or business  association of which he was an executive officer at or within two years before the time of such filing.

          (b) He has not been  convicted  in a criminal  proceeding  or been the named subject of a criminal  proceeding (other than traffic violations and other minor offenses).

          (c) He has not been the  subject of any order,  judgment  or decree of any court or Federal or state authority finding him to have violated any Federal or state securities or commodities laws or enjoining,  barring or suspending him from (i)  acting  as an  investment  adviser,  underwriter,  broker or dealer in securities,  or as an affiliated person,  director or employee of any investment company,  bank,  savings and loan  association  or  insurance  company,  or from engaging in or continuing  any conduct or practice in  connection  with any such activity;  or (ii) engaging in any type of business practice;  or (iii) engaging in any  activity in  connection  with the purchase or sale of any security or in connection with any violation of Federal or state securities laws.

          (d) He has not been the  subject of any order,  judgment  or decree of any Federal or state  authority  barring,  suspending or otherwise  limiting his right to engage in any  activity  described in  subparagraph  (c) above or to be associated with persons engaged in any such activity.

     5.3.  NON-SOLICITATION.  Each of the Principals hereby covenants and agrees with  NCEH  that so long as he is  employed  by  Ascendant  and for the 12 month period following termination of his employment with Ascendant for any reason, he shall not,  directly  or  indirectly,  either  individually  or as a  principal, partner,  member, manager, agent, employee,  employer,  consultant,  independent contractor, stockholder, joint venturer or investor, or as a director or officer of any corporation,  limited liability company,  partnership or other entity, or in any other manner or capacity whatsoever:

          (a)  induce or cause,  or  attempt  to induce or cause,  any client or marketing  relationship  transacting  business  with  Ascendant  to terminate or modify such relationship or association; or

          (b)  induce or cause,  or attempt  to induce or cause,  any  employee, representative,  independent contractor,  member, manager, partner, shareholder, director or officer of Ascendant to leave the employ or engagement of Ascendant.

Section 6.     MISCELLANEOUS

     6.1. SUCCESSORS AND ASSIGNS.  Neither this Agreement nor any of the rights, interests or  obligations  provided by this Agreement will be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of the other  Parties  except  that NCEH shall be entitled to assign its rights and obligations hereunder to any person or entity controlling, controlled by or under  common  control  with NCEH  without  the consent of any other Party hereto.  Subject to the preceding sentence,  this Agreement will be binding upon and inure to the benefit of the Parties hereto and their  respective  successors and permitted assigns.

     6.2. AMENDMENT. This Agreement may be amended by the execution and delivery of a written instrument by or on behalf of the Parties hereto.

     6.3.  SEVERABILITY.  Whenever  possible,  each  provision of this Agreement shall  be  interpreted  in  such  manner  as to be  effective  and  valid  under applicable  law, but if any provision of this Agreement is held to be prohibited by or invalid under  applicable law, such provision will be ineffective  only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     6.4.  COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts,   each  of  which  will  be  deemed  an  original,  but  all  such counterparts  taken together will constitute one and the same  Agreement,  and a photostatic or facsimile copy of an executed  counterpart  hereof shall be given the same effect as the original.

     6.5. DESCRIPTIVE  HEADINGS.  The descriptive headings of this Agreement are inserted for convenience only and will not constitute a part of this Agreement.

     6.6.  NOTICES.  Any notice,  request,  instruction  or other document to be given  hereunder  will  be in  writing  and  delivered  personally  or  sent  by registered or certified mail (postage prepaid) or by facsimile, according to the instructions  set forth below.  Such notices will be deemed  given:  at the time delivered by hand, if personally delivered; three business days after being sent by  registered or certified  mail;  and at the time when receipt is confirmed by the receiving facsimile machine if sent by facsimile:

if to NCEH, to:

New Century Equity Holdings Corp.
300 Crescent Court, Suite 1110
Dallas, TX  75201
Attention:  Steven J. Pully
Facsimile:  (214) 661-7475

if to any of the Principals or any of the other Parties hereto, to such person:

c/o ACP Investments LP
1235 Westlakes Drive, Suite 130
Berwyn, PA  19312
Attention:  Gary Shugrue
Facsimile:  (610) 993-9991

or to such  other  address  or to the  attention  of such  other  Party that the recipient  Party has specified by prior  written  notice to the sending Party in accordance with the preceding.

     6.7. ENTIRE  AGREEMENT.  This Agreement and the Revenue  Sharing  Agreement
collectively  constitute the entire agreement among the Parties with respect to, and  supersede  any  prior and  contemporaneous  understandings,  agreements  or representations  by or among the Parties,  written or oral that may have related in any way to, the subject matter hereof.

     6.8. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict  construction  will be applied  against  any  Party.  The use of the word
"including"  in this  Agreement  means  "including  without  limitation"  and is intended  by the  Parties  to be by  way  of  example  rather  than  limitation.
References  and  definitions  in the plural shall refer to the singular and vice versa as the context may require and  references  expressed  in any gender shall refer to all genders as the context requires.

     6.9.  CONSENT  TO  JURISDICTION.  EACH OF THE  PARTIES  TO  THIS  AGREEMENT
CONSENTS TO SUBMIT TO THE PERSONAL  JURISDICTION  OF ANY STATE OR FEDERAL  COURT
SITTING IN THE STATE OF TEXAS,  IN ANY ACTION OR  PROCEEDING  ARISING  OUT OF OR
RELATING TO THIS  AGREEMENT,  AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR
PROCEEDING  MAY BE HEARD AND  DETERMINED  IN ANY SUCH  COURT,  AND AGREES NOT TO
BRING ANY ACTION OR PROCEEDING  ARISING OUT OF OR RELATING TO THIS  AGREEMENT IN
ANY OTHER COURT.  EACH OF THE PARTIES TO THIS AGREEMENT  AGREES NOT TO ASSERT IN
ANY ACTION OR  PROCEEDING  ARISING OUT OF RELATING  TO THIS  AGREEMENT  THAT THE
VENUE  IS  IMPROPER,  AND  WAIVES  ANY  DEFENSE  OF  INCONVENIENT  FORUM  TO THE
MAINTENANCE  OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND,  SURETY
OR OTHER  SECURITY  THAT  MIGHT BE  REQUIRED  OF ANY OTHER  PARTY  WITH  RESPECT
THERETO.

     6.10. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF
THE PARTIES  HERETO  HEREBY  WAIVES ITS  RESPECTIVE  RIGHT TO, AND AGREES NOT TO
ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT.

     6.11.  GOVERNING  LAW. THIS  AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT GIVING EFFECT TO ANY
LAW OR RULE THAT WOULD CAUSE THE LAWS OF ANY  JURISDICTION  OTHER THAN THE STATE
OF DELAWARE TO BE APPLIED.

                             Signature page follows.

                                       10

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly  executed by their  respective  authorized  officers as of the day and year first above written.

                                 NEW CENTURY EQUITY HOLDINGS CORP.

                                 By: /s/ Steven J. Pully
                                     -------------------------------------------
                                     Steven J. Pully, Chief Executive Officer

                                 ACP INVESTMENTS LP (D/B/A ASCENDANT CAPITAL
                                 PARTNERS)

                                 By Ascendant Holdings, LLC, its General Partner

                                 By: /s/ Gary E. Shugrue
                                     -------------------------------------------
                                     Gary E. Shugrue, Member

                                     /s/ GARY E. SHUGRUE
                                     -------------------------------------------
                                     GARY E. SHUGRUE

                                     /s/ TIMOTHY HOLMES
                                     -------------------------------------------
                                     TIMOTHY HOLMES

                                     /s/ CONSTANTINE L. CATSAVIS
                                     -------------------------------------------
                                     CONSTANTINE L. CATSAVIS

                                     /s/ CONSTANTINE L. CATSAVIS
                                     -------------------------------------------
                                     CONSTANTINE L. CATSAVIS, TRUSTEE OF THE
                                     CATSAVIS FAMILY TRUST UTA DATED MAY 2, 2000

                                     /s/ CONSTANTINE L. CATSAVIS
                                     -------------------------------------------
                                     ROBERT E. TURNER

                                     /s/ MARK D. TURNER
                                     -------------------------------------------
                                     MARK D. TURNER

                                     /s/ CHRISTOPHER K. MCHUGH
                                     -------------------------------------------
                                     CHRISTOPHER K. MCHUGH

                                     /s/ PAUL R. KNOLLMEYER
                                     -------------------------------------------
                                     PAUL R. KNOLLMEYER